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                                                                    Exhibit 10.7

                                COMMERCIAL LEASE


        THIS LEASE (the "Lease") dated this 3rd day of November, 1997, is entered into by and between DRAPER LAND LIMITED PARTNERSHIP NO. 2, a Utah limited partnership ("Landlord"), and 1-800-LENS-NOW, INC. DBA 1-800-CONTACTS, a Utah Corporation ("Tenant").

1.      PREMISES.

        (a) Description. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, for the term and subject to the terms and conditions hereinafter set forth, to each and all of which Landlord and Tenant hereby mutually agree, those certain premises (the "Premises"), highlighted on Exhibit A attached hereto, which include approximately 23,000 Rentable square feet of office space (the exact Rentable square footage and location to be determined by final space plan). The location of the Premises is commonly known as: Building B, approximately 13750 South Wadsworth Park Drive, Draper, Utah.

        (b) Additional Use. In addition, the Premises shall include the appurtenant right to use, in common with others, the site, parking and landscaped areas. Landlord shall provide Tenant, at no additional charge, the use of 112 non-reserved parking stalls in the adjacent parking lot. Tenant shall further have the use, at no additional charge, of 15 non-reserved stalls located anywhere in the business park, subject to availability. Landlord shall also provide Tenant with the use of an additional 65 stalls at a charge of $35 per month per stall which monthly charge shall be payable as Additional Rent. Tenant shall be responsible for the costs of repair and maintenance on these 65 stalls which costs shall also be payable as Additional Rent.

        (c) Acceptance of Premises. Unless otherwise notified by Tenant within thirty (30) days of taking possession, by entry hereunder Tenant accepts the Premises as being in the condition in which Landlord is obligated to deliver the Premises. Tenant shall at the end of the term and any extension herein surrender to Landlord the Premises and all alterations, additions and improvements thereto in the same condition as when received; ordinary wear and tear, damage by fire, earthquake, or act of God excepted. Landlord has no liability and has made no representation to alter, improve, repair, or paint the Premises or any part thereof, except as specified in Article 2(c), 2(d) & 6 herein.

2.      TERM, OPTION, TENANT IMPROVEMENTS.

        (a) Lease Term. The initial Lease Term shall be eighty-four (84) months and shall commence on the earlier of substantial completion of tenant improvements or May 25, 1998 ("Commencement Date"), which Commencement Date is subject to the substantial completion of Tenant Improvements. If Landlord is solely responsible for not delivering possession of the Premises to Tenant within forty-five (45) days of the Commencement Date, Tenant may upon ten (10) days written notice terminate the Lease. In the event of Tenant's termination due to late delivery, Landlord shall not be liable to tenant for any damage of any kind resulting from such late


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delivery or failure to deliver possession of the Premises.  Tenant shall not be responsible to pay any Rents for the first month of the Lease Term.

        (b) Option. Provided that Tenant is not in default under the Lease, Tenant may by written notice to Landlord, not later than one hundred fifty (150) days prior to the expiration of the Lease, extend the Lease by exercising a (one-time) 5-year option. Tenant shall possess the Premises during the option period upon the same terms and conditions of the Lease, except that Base Rent under Article 4(a) herein will be adjusted for the option period to the then fair market rate for similar space in similar condition in the surrounding area.

        (c) Base Building Improvements. At Landlords sole cost and expense, Landlord shall design, construct and install the Building's roof and structural elements ("Shell"), shall provide basic utility access to and an initial HVAC unit for the Premises, and shall design and construct the common areas of the Premises and Building, as more specifically outlined in Exhibit B
- Base Building Improvements (collectively "Base Building Improvements"). Any improvements made to Building at the request of Tenant beyond those specified in Exhibit B shall be considered Tenant Improvements.

        (d) Tenant Improvements. At execution of the Lease, Landlord shall continence the building design, construction and installation of agreed-upon Tenant Improvements as provided for in Exhibit C - Tenant Improvements Construction With Tenant Improvement Allowance (collectively "Tenant Improvements").

        (e) Substantial Completion of Tenant Improvements. The Premises shall be deemed complete when Landlord has substantially completed the Tenant Improvements. "Substantial Completion" shall mean when (i) installation of Tenant Improvements has occurred, (ii) Basic utility services are available to the Premises, (iii) Landlord's Architect/Contractor shall have issued a Certificate of Substantial Completion with respect to Premises or that portion of the Building within are contained, whether or not Substantial Completion of the entire Building itself shall have occurred, and (iv) issuance of a temporary Certificate of Occupancy. Substantial Completion shall be deemed to have occurred notwithstanding a requirement to complete "punch-list" work, which shall be completed within a reasonable time by Landlord. Landlord shall use its best efforts to advise Tenant of Substantial Completion at least thirty
(30) days prior to such date, but the failure to give such notice shall not constitute a default hereunder by Landlord.

3.      NON-OCCUPANCY OF IMPROVED SPACE.

        In the event Tenant does not occupy the Premises and fails to pay Rents as required in Article 4 of the Lease, all costs for Tenant Improvements become due and payable upon invoicing by Landlord, subject to reasonable mitigation by Landlord for use with next tenant. Further, such invoicing by Landlord does not waive any other rights or remedies Landlord may have against Tenant for failure to occupy.


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4.      RENT.

        (a) Base Rent. Total Base Rent shall be $16.50 per Rentable square foot or (a)$379,500+-, subject to an annual increase as provided below, payable as follows: $31,625+- per month payable in advance on or before the 1st day of each month during the duration of the Lease, with the first such monthly rental payments being due upon the execution of the Lease. This Base Rent is estimated herein since the square footage is approximated. The exact Base Rent will be determined according to the square footage stated in the final space plan. Any partial months shall be prorated accordingly. Base Rent under this Article shall be increased by $.60 per year after the thirteenth month of the Lease Term and each year thereafter including during any option period (after adjustment to fair market value at the beginning of the option period). All Base Rent and Additional Rent (collectively "Rents") shall be paid as follows, unless otherwise directed in writing: Draper Land Partnership II, 71 East Wadsworth Park Dr., Draper, UT 84020, Attn: Kip Wadsworth.

        (b) Additional Rent. All obligations payable by Tenant under the Lease other than Base Rent are called "Additional Rent" and shall include but not be limited to the costs of any Tenant Improvements to be paid by Tenant, excess Operating Expenses and actual costs associated with the usage of the HVAC system and lights other than during ordinary business hours. Additional Rent shall be paid monthly with Base Rent pursuant to the Lease, unless otherwise invoiced by Landlord.

        (c) Interest, Late Charges, Costs and Attorneys' Fees. If Tenant fails to pay within ten (10) days of the date due any Rents which Tenant is obligated to pay under the Lease, the unpaid amount shall bear interest at ten (10%) percent per annum. Tenant acknowledges that any late payments of Rents shall cause Landlord to lose the use of that money and incur costs and expenses not contemplated under the Lease, including without limitation administrative, collection and accounting costs, the exact amount of which is difficult to ascertain. Therefore, in addition to interest, any late payments shall be accompanied by a payment of a late charge equal to five (5%) percent of the late Rents. Further, as Additional Rent, Tenant shall be liable to Landlord for costs and attorneys' fees incurred as a result of late payments or non-payments. Acceptance of any interest, late charge, costs or attorneys' fees shall not constitute a waiver of any default by Tenant nor prevent Landlord from exercising any other rights or remedies under the Lease or at law.

5.      USE.

        (a) The Premises shall be used for general office space and any other lawful purpose incidental to Tenant's business, and no other, unless consented to in writing by Landlord. Tenant shall not do or permit to be done in or about the Premises or Building anything which is prohibited by or in any way in conflict with any and all laws, statutes, ordinances, rules and regulations now in force or which may hereafter be enacted or promulgated or which is prohibited by the standard form of fire insurance policy, or which will increase the existing rate of or affect any fire or other insurance upon the Premises or Building or any of its contents, or cause a cancellation of any insurance policy covering the Premises or Building or any part thereof or any of its contents. Tenant shall not handle, use, store or otherwise put any hazardous material on the Premises, without first notifying Landlord of its intention to do so and identifying the hazardous material and safety plan which shall ensure that any such hazardous material is properly controlled, safeguarded, and


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disposed of, and obtaining Landlord's prior written consent, which consent may be reasonably withheld and may be conditioned upon absolute indemnification by Tenant and accompanying bond. Tenant shall not do or permit anything to be done in or about the Premises or Building which will in any way violate Rules or Regulations reasonably promulgated by Landlord throughout the Lease, obstruct or interfere with the rights of other tenants, or injure them, or use or allow the Premises or Building to be used for any improper, immoral, or unlawful purpose, nor shall Tenant cause, maintain or permit any nuisance, in, on or about the Premises or Building or commit or suffer to be committed any waste in, on or about the Premises or Building.

        (b) Tenant shall not use the name of the Building in which the Premises are located, in connection with any business carried on in said Premises (except as Tenant's address) without written consent of Landlord.

        (c) Tenant shall not manufacture, assemble or store materials inside the common areas outside of Building.

6.      LANDLORD'S SERVICES.

        (a) Landlord is responsible to maintain the Premises and Building (including the roof and structure). All Operating Expenses, including but not limited to repairs, maintenance, common area utilities, janitorial, sewer and garbage, insurance, taxes, property management and other operating expenses ("Operating Expenses") on the Premises, Building, and common areas shall be coordinated by Landlord and are the financial responsibility of Landlord to the extent that Tenant's pro rata share of such expenses does not exceed on an annual basis $4.25 per Rentable square foot of space leased by Tenant. Proration shall be on a square footage basis with all other tenants and Tenant's proration shall be calculated by multiplying the Operating Expenses by an equation, the numerator being the Rentable square feet of the Premises and the denominator being the total Rentable square feet of the Building. In the event Operating Expenses exceed $4.25 per Rentable square foot of space, Operating Expenses shall be prorated to Tenant and be payable by Tenant as Additional Rent. As soon as is reasonably possible, but in any event within ninety (90) days following the end of each calendar year, Landlord shall furnish to Tenant a statement showing the Premises' and Building's actual Operating Expenses for the preceding calendar year. In the case of excess Operating Expenses, Tenant shall promptly remit its pro rata share of such excess to Landlord. Tenant may review at his sole cost and expense any Operating Expenses prorated to Tenant by Landlord, including assessed Real Estate Taxes as may be statutorily allowed. All costs that are within the reasonable control of the Landlord, excluding property taxes, shall not increase by more than 4% per year. Landlord shall make available the applicable Operating Expenses' invoices and statements. However, any such review must be requested and completed within sixty (60) days of receipt of the annual statement.

        (b) Tenant shall be responsible for the costs associated with usage of the HVAC and lighting systems during times other than Ordinary Business Hours as set forth in the Rules and Regulations. Additional utility cost shall be paid only when the tenant exceeds his square foot Operating Expense. Landlord may separately meter all utility usage of Tenants premises.





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7.      ALTERATIONS.

        (a) Tenant will not make or suffer to be made any alterations, additions or improvements in excess of $2,500, excluding the initial Tenant Improvements, (collectively "Alterations") to or upon the Premises, Building, or any part thereof, or attach any fixtures or equipment thereto, without first obtaining Landlord's written approval, which shall not be unreasonably withheld or delayed. Any Alterations to or upon the Premises shall be made by Tenant at Tenant's sole cost and expense and any contractor selected by Tenant to make the same shall be subject to Landlord's reasonable prior written approval. All such Alterations permanent in character, made in or upon the Premises either by Tenant or Landlord, may at the option of Landlord, become Landlord's property and, at the end of the term or any extension hereof, shall remain on the Premises without compensation to Tenant unless Landlord requests that Tenant remove any such Alterations. Notwithstanding the above, Tenant's work stations and other items of personal property shall remain Tenant's property.

        (b) Any Alterations shall, when completed, be of such a character as not to lessen the value of the Premises or such improvements as may be then located thereon. Any Alterations shall be made promptly and in a good workmanlike manner and in compliance with all applicable permits and authorizations and building and zoning laws and with all other laws, ordinances, orders, rules, regulations and requirements of all federal, state and municipal governments, departments, commissions, boards and offices. The costs of any such Alterations shall be paid by Tenant, so that the Premises be free of liens, for services performed, labor and material supplied or claimed to have been supplied. Before any Alterations shall be commenced, Tenant shall pay any increase in premiums on insurance policies (provided for herein) or ensure adequate coverage is in place for all risks related to the construction of such Alterations and the increased value of the Premises.

8.      LIENS.

        Tenant shall keep the Premises and the Building free from any mechanics' and/or materialmen's liens or other liens arising out of any work performed, materials furnished or obligations incurred by Tenant. Tenant shall notify Landlord in writing at least seventy-two (72) hours before any work or activity is to commence on the Premises which may give rise to such liens to allow Landlord to post and keep posted on the Premises any notices which Landlord may deem to be proper for the protection of Landlord and the Premises from such liens.

9.      DESTRUCTION OR DAMAGE.

        (a) If the Premises is partially damaged by fire, earthquake, or other Act of God, Landlord shall repair the same at Landlord's expense, subject to the provisions of this Article and provided such repairs can, in Landlord's reasonable opinion, be made within sixty (60) days. During such repairs, the Lease shall remain in full force and effect, except that if there shall be damage to the Premises and such damage is not the result of the negligence or willful misconduct of Tenant, Tenant's employees, agents, or invitees, an abatement of Rents shall be allowed Tenant for such portion of Premises and period of time as the Premises was unusable by Tenant.


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        (b)     If in Landlord's reasonable opinion the partially damaged
Premises can be repaired, but not within sixty (60) days, the Landlord may elect, upon written notice to Tenant within thirty (30) days of such damages, to repair such damages over a longer time period and continue the Lease in full force and effect, but with Rents partially abated as provided in Article 9(a). In the event such repairs cannot be made within sixty (60) days, Tenant shall have the option to terminate the Lease provided that written notice is given to Landlord within thirty (30) days of receipt of Landlord's notice stated in this paragraph.

        (c) If the partially damaged Premises is to be repaired under this Article, Landlord shall repair such damages to the Premises itself, and to the Tenant Improvements supplied by Landlord herein. Except in the event of Landlord's gross negligence or willful misconduct, Tenant shall be responsible for Tenant's equipment, furniture and fixtures, and other alterations, additions and improvements made by Tenant to the Premises and Building.

        (d) If in Landlord's reasonable opinion, the Premises is totally or substantially destroyed by fire or other casualty, the Lease shall terminate upon notice by Landlord.

10.     SUBROGATION.

        Landlord and Tenant shall each, prior to Tenant's taking possession or immediately after the execution of the Lease, procure from each of the insurers under all policies of fire, theft, public liability, workmen's compensation and other insurance now or hereafter existing during the term and any extension hereof and purchased by either of them insuring or covering the Premises and/or Building or any portion thereof or operations therein, a waiver of all rights of subrogation which the insurer might otherwise, if at all, have against the other.

11.     INDEMNIFICATION.

        Tenant and Landlord hereby agree to indemnify and hold the other party harmless from any damage to any property, including the release of any hazardous materials, or injury to or death of any person arising from the use of the Premises, Building, or common areas by Tenant or the ownership, management or maintenance of the Premises, Building, or common areas by Landlord, except such as is caused by reason of the negligent or willful act of the other party, its agents, employees or contractors. The foregoing indemnity obligation of Tenant and Landlord shall include reasonable fees, investigation costs and all other reasonable costs and expenses incurred by Landlord or Tenant from the first notice that any claim or demand is made, except in the event of the other party's negligence or willful misconduct. The provisions of this Article shall survive the Lease's termination with respect to any damage, injury or death occurring prior to such termination.

12.     COMPLIANCE WITH LEGAL REQUIREMENTS.

        Tenant shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force, the requirements of any board of fire underwriters or other similar body now or hereafter constituted, any direction or occupancy certificate issued pursuant to any law by any public officer




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or officers, as well as the provisions of all recorded documents affecting the
Premises, (collectively the "Applicable Laws"), insofar as any thereof relate to or affect the use or occupancy of the Premises, Building, or common areas, excluding requirements of structural changes now related to or affected by improvements made by or for Tenant.

        Landlord shall, at its sole cost and expense, promptly comply with all Applicable Laws, including the American with Disabilities Act ("ADA"), insofar as any thereof relate to or affect Landlord's obligations under the Lease, or its ownership of the Premises, Building, or common areas, except for Tenant's requirements in the immediately preceding paragraph herein.

13.     INSURANCE.

        (a) Commercial General Liability. Tenant shall, maintain a Commercial General Liability policy including all coverages normally provided
therein.      Such policies shall specifically name Landlord as an additional insured, with a cancellation period of thirty (30) days prior written notice of a cancellation. A Certificate of Insurance shall be provided to Landlord. All polices of insurance shall be issued by responsible insurance companies licensed to do business in the State of Utah.

The minimum limits of coverage acceptable are:

        (i) $1,000,000 Each Occurrence Combined Single Limit for Bodily Injury and Property Damage and
        (ii)                $2,000,000 Annual Aggregate

        (b) Premises and Building Insurance. Landlord shall insure the Premises and Building, including Landlord supplied Core and Shell and Tenant Improvements as deemed necessary in Landlord's reasonable discretion. Tenant shall pay its pro rata share for such insurance as outlined in Article 6 herein, involving Tenant's prorated share of Operating Expenses. All policies of insurance shall be issued by responsible insurance companies licensed to do business in the State of Utah.

        (c) Tenant's Additional Insurance. Tenant may, at its sole cost and expense, cause all equipment, machinery, furniture and fixtures, personal property, and Tenant Improvements supplied by Tenant from time to time used or intended to be used in connection with the operation and maintenance of the Premises, to be insured by Tenant against loss or damage. Tenant shall also obtain appropriate business interruption coverage. Except for losses caused by Landlord's gross negligence or wilful misconduct, Landlord is in no way liable for any uninsured Tenant's property.

14.     ASSIGNMENT AND SUBLETTING.

        In the event Tenant should desire to assign the Lease or sublet the Premises, Tenant shall give Landlord written notice of such desire at least sixty (60) days in advance of the date on which Tenant desires to make such assignment or sublease. Landlord shall then have a period of twenty-

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one (21) days following receipt of such notice within which to notify Tenant in writing that Landlord elects either (1) to terminate the Lease as of the date so specified by Tenant, in which event Tenant will be relieved of all further obligations hereunder, or (ii) to permit Tenant to assign or sublet such space, subject to prior written approval of the proposed assignee by Landlord, such consent not to be unreasonably withheld or delayed, so long as the use of the Premises by the proposed assignee would be a permitted use and the proposed assignee is of sound financial condition as determined in Landlord's reasonable discretion. Landlord may refuse to consent to any assignment or subletting if Landlord believes that the new Tenant would have a negative impact on the Premises or the Building's other tenants. If Landlord should fail to notify Tenant in writing of such election within said twenty-one (21) day period, Landlord shall have deemed to have waived option (i) above, but written approval by Landlord of the proposed assignee shall still be required. Failure by Landlord to approve a proposed assignee shall not cause a termination of the Lease. Any rents or other consideration realized by Tenant under any such sublease and assignment in excess of the Rents hereunder, after amortization of the reasonable costs of extra tenant improvements for which Tenant has paid and reasonable subletting and assignment costs, shall, at Landlord's option, (i) be paid ninety percent (90%) to Landlord and ten percent (10%) to Tenant, in which event Tenant shall be relieved from any future performance or obligation under the Lease, or (ii) be paid to Tenant.

        Notwithstanding the above, Tenant shall have the right to sublease or assign all or any portion of the Premises during the Term to any related entity, subsidiary, or affiliate of Tenant, having at least fifty-one (51%) percent direct common ownership, without having to receive Landlord's consent, but still requiring written notice to Landlord on or before such sublease or assignment. No assignment or subletting by Tenant shall relieve Tenant of any obligation under the Lease. Any assignment or subletting which conflicts with the provisions hereof shall be void.

15.     RULES.

        Tenant shall faithfully observe and comply with all Rules and Regulations reasonably promulgated by Landlord, in writing and after reasonable notice, during the Term or any Option period herein. Landlord must apply rules equitably against all Tenants, but shall not be responsible to Tenant for the nonperformance by other Building tenants, or adjacent buildings' tenants, of any of said Rules and Regulations. A copy of the Rules and Regulations are attached as Exhibit D.

16.     ENTRY BY LANDLORD.

        The Landlord may enter the Premises or Building at reasonable hours, upon 24 hours notice to Tenant and in the company of a designee of Tenant to
(a) inspect the same, (b) show the same to prospective purchasers, lenders or tenants, (c) determine whether Tenant is complying with all of Tenant's obligations hereunder, (d) post notices of non-responsibility or (e) make repairs required of Landlord under the Lease, repairs to adjoining space or utility service, or make repairs, alterations or improvements to the Building, provided that all such work shall be done as promptly as possible and with as little interference to Tenant as reasonably possible. Tenant hereby waives any claim for damages for any inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises occasioned by such entry. Landlord shall at all times have and retain a key to unlock all doors in, on or about the Premises (excluding Tenant's vaults, safes and



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similar areas designated in writing by Tenant).  In the event of an emergency,
Landlord shall have the right to use any and all means which Landlord may deem proper to enter the Premises, without notice, for the limited purpose of abating as possible said emergency. Such emergency entrance shall not be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction, actual or constructive, of Tenant from the Premises, or any portion thereof.

17.     EVENTS OF DEFAULT.

        The occurrence of any one or more of the following events ("Events of Default") shall constitute a breach of the Lease by Tenant: (a) if Tenant fails to pay Rents when and as the same becomes due and payable and such failure continues for more than ten (10) days after written notice thereof, or
(b) if Tenant fails to pay any other sum when and as the same becomes due and payable and such failure continues for more than ten (IO) days after written notice thereof, or (c) if Tenant fails to perform or observe any material term or condition of the Lease, such failure continues for more than thirty (30) days after written notice from Landlord, and Tenant does not within such period begin with due diligence and dispatch the curing of such default, or, having so began, thereafter fails or neglects to complete with due diligence and dispatch the curing of such default; or (d) if Tenant shall make a general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due or shall file a petition in bankruptcy, or shall be adjudicated as bankrupt or insolvent, or shall file a petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, or shall file any answer admitting or shall fail timely to contest the material allegations of a petition filed against it in any such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Tenant or any material part of its properties; or (e) if within sixty (60) days after the commencement of any proceeding against Tenant seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceeding shall not have been dismissed, or if, within sixty (60) days after the appointment without the consent or acquiescence of Tenant, of any trustee, receiver or liquidator of Tenant or of any material part of its properties, such appointment shall not have been vacated; or (f) vacation or abandonment of the Premises for a continuous period in excess of fifteen (15) days after initial occupancy, or (g) if the Lease or any estate of Tenant hereunder shall be levied upon under any attachment or execution and such attachment or execution is not vacated within thirty (30) days of receipt thereof by Tenant.

18.     TERMINATION UPON TENANT'S DEFAULT.

        If an Event of Default shall occur, Landlord at any time thereafter may give a written termination notice to Tenant, and on the date specified in such notice (which shall not be less than three (3) days after service) Tenant's right to possession shall terminate and the Lease shall terminate, unless on or before such date all Rents, arrearages and other sums due by Tenant under the Lease, including reasonable costs and attorneys' fees incurred by or on behalf of Landlord, shall have been paid by Tenant and all other Events of Default by Tenant shall have been fully cured to the satisfaction of Landlord. Upon such termination, Landlord may recover from Tenant:


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        (a)     the worth at the time of award of the unpaid Rents which had been earned at the time of termination; plus

        (b) the worth at the time of award of the amount by which the unpaid Rents which would have been earned after termination until the time of award exceeds the amount of such Rents loss that Tenant proves could have been reasonably avoided; plus

        (c) the worth at the time of award of the amount by which the unpaid Rents for the balance of the term of the Lease after the time of award exceeds the amount of such Rents loss that Tenant proves could be reasonably avoided; and plus

        (d) any other amount reasonably necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under the Lease or which in the ordinary course of things would be likely to result therefrom; and/or

        (e) At Landlord's elections, such other amounts in addition or in lieu of the foregoing as may be permitted from time to time herein or by applicable law.

        The "worth at the time of award" of the amounts referred to in clauses
(a) and (b) above is computed by allowing interest at the rate of 10% per annum. The "worth at the time of award" of the amount referred to in clause (c) above means the monthly sum of the Rents under the Lease. Failure of Landlord to declare any default immediately upon occurrence thereof, or delay in taking any action in connection therewith, shall not waive such default, but Landlord shall have the night to declare any such default at any time thereafter.

19.     CONTINUATION AFTER DEFAULT.

        Even though Tenant has defaulted the Lease and abandoned the Premises, the Lease shall continue in effect as long as Landlord does not terminate Tenants right to possession, and Landlord may enforce all of its rights and remedies under the Lease, including the right to recover the Rents as they become due under the Lease. Acts of maintenance or preservation or efforts to relet the Premises or the appointment of a receiver upon initiative of Landlord to protect Landlord's interest under the Lease shall not constitute a termination of Tenant's right to possession. If any fixture, equipment, improvement, installation or appurtenance shall be required to be removed from the Premises and/or Building by Tenant, then Landlord (in addition to all other rights and remedies) may, at its election by written notice to Tenant, deem that the same has been abandoned by Tenant to Landlord, or Landlord may remove and store the same and restore the Premises to its original condition at the reasonable expense of Tenant, as Additional Rent to be paid within ten (10) days after written notice to Tenant of such expense.

20.     LANDLORD'S DEFAULT.

     If Landlord fails to perform or observe any of its material Lease obligations herein and such failure continues for thirty (30) days after written notice from Tenant, or such additional time, if any, that is reasonably necessary to promptly and diligently cure such failure after receiving written notice, Landlord shall be in breach of the Lease (a "Default"). If Landlord commits a Default, Tenant may pursue any remedies given in the Lease or under law including terminating the lease and seeking the return of any unused portion of the security deposit.

21.     LANDLORD'S RIGHT TO CURE DEFAULTS.

        All terms and provisions to be performed by Tenant under the Lease shall be at Tenant's sole cost and expense and without any abatement of Rents. If Tenant fails to pay any sum of money, other than Rents, required hereunder or fails to perform any other act required hereunder and such failure continues for thirty (30) days after notice by Landlord, Landlord may, but shall not be obligated, and without waiving or releasing Tenant from any obligations of Tenant, make any such payment or perform any such act on Tenant's part to be made or performed as provided in the Lease. All sums paid by Landlord and all incidental costs shall be deemed Additional Rent hereunder and shall be payable within ten (10) days of written notice of such sums paid.

22.     OTHER RELIEF.

        The remedies provided for in the Lease are in addition to any other remedies available to Landlord at law or in equity by statute or otherwise.

23.     ATTORNEYS' FEES.

        In the event either party places the enforcement of the Lease, or any part thereof, or the collection of any Rents, or recovery of the possession of the Premises, or files suit upon the same, then the prevailing party shall recover its reasonable attorneys' fees and costs.

24.     EMINENT DOMAIN.

        If all or any part of the Premises shall be taken or conveyed as a result of the exercise of the power of eminent domain, the Lease shall terminate as to the part so taken as of the date of taking, and, in the case of a partial taking, either Landlord or Tenant shall have the right to terminate the Lease as to the balance of the Premises by written notice to the other within thirty (30) days after such date; provided, however, that a condition to the exercise by Tenant of such right to terminate shall be that the portion of the Premises taken or conveyed shall be of such extent and nature as substantially to handicap, impede or impair Tenant's use of the balance of the Premises. In the event of any taking, Landlord shall be entitled to any and all compensation, damages, income, rent awards or any interest therein whatsoever which may be paid or made in connection therewith, and Tenant shall have no claim against Landlord for the value of any unexpired term of the Lease or otherwise, provided that Tenant shall be entitled to any and all compensation, damages, income, rent or awards paid for or on account of Tenant's moving expenses, trade fixtures, equipment and any leasehold improvements in the Premises, the cost of which was borne by Tenant, to the extent of the then unamortized value of such improvements for the remaining term of the Lease. In the event of a taking of the Premises which does not result in a termination of the Lease, the monthly rental herein shall be apportioned as of the date of such taking so that thereafter the rent to be paid by Tenant shall be in the ratio that the area of the Premises not so taken bears to the total area of the Premises prior to such taking.

25.     SUBORDINATION, ATTORNMENT & NONDISTURBANCE; AND ESTOPPEL
        CERTIFICATE.

        At Landlord's request, Tenant agrees to execute, acknowledge, and deliver within ten (10) days to Landlord a Subordination, Attornment & Nondisturbance Agreement ("Subordination Agreement"), subject to Landlord's reasonably proposed form(s). Such Subordination Agreement shall subordinate the Lease to any ground lease, mortgage, deed of trust, or any other hypothecation for security now or hereafter placed upon the Premises, Building or common areas, or any part thereof, to any and all advances made on the security, and to all renewals, modification, consolidations, replacements and extensions thereof, whether the Lease is dated prior or subsequent to the date of said ground lease, mortgage, deed of trust or other hypothecation or the date of recording thereof. Further, at Landlord's request, Tenant agrees to execute, acknowledge, and deliver within ten (10) days to Landlord an Estoppel Certificate, subject to Landlord's reasonably proposed form(s). Such Subordination Agreement and Estoppel Certificate may be relied upon by any I prospective purchaser, mortgagee, or beneficiary under any ground lease, mortgage, deed of trust, or any other hypothecation of the Premises, Building, or common areas, or any part thereof. Notwithstanding such Subordination Agreement, Tenant's right to quiet possession of the Premises shall not be disturbed so long as Tenant is not in default under the Lease, unless the Lease is otherwise terminated pursuant to its terms.

        In the event that Tenant fails to execute, acknowledge, and deliver to Landlord such Subordination Agreement and Estoppel Certificate within ten (10) days of Landlord's request, the parties herein expressly agree that Tenant shall be deemed in default of the Lease without further notice. In such event, the parties herein further expressly agree that the Subordination Agreement and Estoppel Certificate are deemed to have been executed by Tenant.

26.     NO MERGER.

        The voluntary or other surrender of the Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord terminate all or any existing subleases or subtenancies, or may, at the option of Landlord, operate as an assignment to it of any or all such subleases or subtenancies.

27.     SALE.

        In the event the original Landlord hereunder, or any successor owner of the Premises, Building, and common areas shall sell or convey the Premises, Building, and common areas, and the purchaser assumes the obligations of Landlord under the Lease, all liabilities and obligation on the part of the original Landlord, or such successor owner, under the Lease accruing after such Sale shall terminate, and thereupon all such liabilities and obligations shall be binding upon the new owner. Tenant agrees to attorn to such new owner.

28.     NO LIGHT OR VIEW EASEMENT.

        Any diminution or shutting off of light or view by any structure erected on lands adjacent to the Building shall in no way affect the Lease or impose any liability on Landlord.

29.     HOLDING OVER.

        If, without objection by Landlord, Tenant holds possession of the Premises after expiration of the Term or any Option period of the Lease, Tenant shall become a tenant from month to month upon the terms herein specified, but at a monthly Base Rent equivalent to 125% of the Base Rent at the end of the term or extension period pursuant to Article 4, payable in advance on or before the 1st day of each month. All Additional Rent shall also apply. Each party shall give the other notice at least one month prior to the date of termination of such monthly tenancy of its intention to terminate such tenancy.

30.     ABANDONMENT.

        If Tenant shall abandon or surrender the Premises, or be dispossessed by process of law or otherwise, any personal property belonging to Tenant and left on the Premises shall be deemed to be abandoned, at the option of Landlord, except such property as may be mortgaged to Landlord.

31.     SECURITY DEPOSIT.

        Tenant shall deposit with Landlord upon execution of the Lease a security deposit in an amount equal to one month's Base Rent during the last year of the Lease Term ("Security Deposit"). The Security Deposit shall be held by Landlord as security for the faithful performance by Tenant of all of the provisions of the Lease to be performed or observed by Tenant. In the event Tenant fails to perform or observe any of the provisions of the Lease to be performed or observed by it, then, at the option of the Landlord, Landlord may (but shall not be obligated to do so) apply the Security Deposit, or so much thereof as may be necessary to remedy such default or to repair damages to the Premises caused by Tenant. In the event Landlord applies any portion of the Security Deposit to remedy any such default or to repair damages to the Premises caused by Tenant, Tenant shall pay to Landlord, within thirty (30) days after written demand for such payment by Landlord, all monies necessary to restore the Security Deposit up to the original amount. Any portions of the Security Deposit remaining upon termination of the Lease shall be returned.

32.     WAIVER.

        All waivers by either party herein must be in writing and signed by such party. The waiver of any term or conditions herein shall not be deemed to be a waiver of any subsequent breach of the same or any other agreement, condition or provision herein contained, nor shall any custom or practice which may grow upon between the parties in the administration of the terms hereof be construed to waive or to lessen the right of either party to insist upon the performance by the other party in strict accordance with said terms. The subsequent acceptance of Rents hereunder by Landlord shall not be deemed to be a waiver of any breach by Tenant of any term or condition of the Lease, regardless of Landlord's knowledge of such breach at the time of acceptance of such Rents.

33.     NOTICES.

        All notices and demands which may or are required to be given by either party to the other under the Lease shall be in writing and shall be deemed to have been fully given when deposited in the United States mail, certified or registered, postage prepaid, and addressed as follows: to Tenant at 13750 South Wadsworth Park Drive, Draper, UT 84020, or to such other place as Tenant may from time to time designate in a notice to Landlord; to Landlord at Draper Land Partnership II, 71 East Wadsworth Park Dr., Draper, UT 84020, Attn: Kip Wadsworth, or to such other place as Landlord may from time to time designate in a notice to Tenant, or in the case of Tenant, delivered to Tenant at the Premises. Tenant hereby appoints as its agent to receive the service of all dispossessory or distraint proceedings and notices hereunder the person in charge of or occupying the Premises at the time, and if no person shall be in charge of or occupying the same, then service may be made by attaching same on the main entrance of the Premises.

34.     COMPLETE AGREEMENT.

        There are no oral agreements between Landlord and Tenant affecting the Lease, and the Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between Landlord and Tenant with respect to the subject matter of the Lease. The Lease may not be altered, changed or amended, except by an instrument in writing signed by both parties hereto.

35.     AUTHORITY.

        The person(s) executing the Lease on behalf of the parties herein hereby covenants and warrants that (a) such party is a duly authorized and validly existing entity under the laws in which it was formed, (b) such party has and is qualified to do business in Utah, (c) such entity has full right and authority to enter into the Lease, and (d) each person executing the Lease on behalf of such entity is authorized to do so.

36.     GUARANTEE OF LEASE.

        Tenant guarantees, upon execution of the Lease, to occupy the Premises. Any failure to occupy the Premises does not release the Tenant from the obligation of paying Rents or any other terms set forth herein.

37.     MISCELLANEOUS.

        (a) The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. If there be more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several.

        (b) Time is of the essence on the Lease and each and all of its terms and conditions.

        (c) The terms and conditions herein shall apply to and bind the heirs, executors, administrators, successors and assigns of the parties hereto.

        (d) The captions of the Lease are solely to assist the parties and are not a part of the terms or conditions of the Lease.

        (e) The Lease shall be governed by and construed in accordance with the laws of the State of Utah, and is deemed to be executed within the State of Utah.

38.     SEVERABILITY.

        If any term provision of the Lease, or the application thereof to any person or circumstance, shall to any extent be invalid or unenforceable, the remainder of the Lease, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of the Lease shall be valid and shall be enforceable to the extent permitted by law.

39.     BROKERS.

        Landlord is represented by CB Commercial Real Estate Group Inc. and Tenant is represented by Commerce Properties. Agreed-upon commissions shall be due and payable by Landlord upon execution.

40.     PRIOR LEASE.

        Upon Tenant's occupancy of the Premises, Tenant shall be released from its obligations under its prior lease with Landlord except that Tenant shall be responsible (1) for the payment of all Base Rent due under the prior lease for a period of ninety (90) days or until a new tenant occupies Tenant's former space, whichever is earlier; and (2) for fifty percent (50%) of the total cost of any tenant improvement required by the new tenant. Tenant's obligation for the costs of such improvements to its prior space shall not exceed $4.00 per Useable square foot of Tenant's prior space.

41.     FIRST RIGHT OF REFUSAL.

        (a) Provided that Tenant is not in default under the Lease, Tenant is granted a first right of refusal on the Building which will afford Tenant the opportunity to purchase the Building on the same terms and conditions of an offer from a third-party acceptable to Landlord. In the event such acceptable offer includes real property in addition to the Building, Tenant shall be obligated to purchase such additional property in order to exercise the first right of refusal. Tenant must exercise its first right of refusal within seven
(7) business days of receiving notice of an acceptable offer.

        (b) After the first year of the Lease Term and provided that Tenant is not in default under the Lease, Tenant is granted a first right of refusal on other rentable space in the Building which will afford Tenant the opportunity to lease such space on the same terms and conditions agreed to by a third-party acceptable to Landlord. Tenant must exercise its first right of refusal within five (5) business days of receiving notice.

42.     PERFORMANCE DELIVERY.

        Landlord shall deliver the Premises to Tenant on May 25, 1998 ("Delivery Date"), so long as Tenant provides Landlord with an approved space plan by November 14, 1997. In the event that Tenant fails to deliver the space plan or Tenant otherwise requests changes or takes any action which delays construction of the Building and/or Tenant Improvement, the Delivery Date shall be adjusted one day for every day of delay resulting from Tenant's action.

        In the event the Landlord does not deliver the premises substantially complete by the Delivery Date, the Landlord will provide Tenant two (2) days free base rent for each day of delayed delivery.


                             *    *    *    *    *

        IN WITNESS WHEREOF, the parties have executed the Lease dated the day and year first above written.


TENANT,                                 LANDLORD,

1-800-LENS-NOW, INC. dba                DRAPER LAND PARTNERSHIP II
1-800-CONTACTS


By:     /s/ Jonathan Coon               By:
    ------------------------               --------------------------
Its:        President                   Its:   Partner
    ------------------------                 -------------------------

                                   EXHIBIT A
                                   SPACE PLAN
                                   (ATTACHED)

                                  EXHIBIT B
                          BASE BUILDING IMPROVEMENTS

The Base Building Improvements and systems as described below shall be furnished by Landlord at Landlord's sole cost and expense. These include:

1. The Building structure will be designed for a maximum floor load of 50 lb. live load plus a 20 lb. partition dead load.

2. The Building shell will include a core consisting of: 2 elevators with equipment room, 2 stairwell enclosures, 1 men's and 1 women's rest-room on each floor, electrical room, mechanical room, custodian closet, an area of refuge, finished lobbies and exterior perimeter walls and windows and all building columns.

3. A Concrete floor will be installed with a smoothed trowel finish for installation of glued-down carpet. The Floor will be poured level and finished in accordance with current ACI Standard Specifications 117.

4. A Life Safety system will be installed in accordance with national, state and local codes and the Americans with Disabilities Act, throughout the Building, including all corridors, stairwells and rest-rooms (strobes).

5. Electrical distribution will be provided to the main panel boxes in the electrical closet on each floor. The electrical system shall be sized for seven (7) watts per usable square foot (120-208-3 Phase) for Tenant's consumption, over and above base building electrical requirements.

6. The Building will be equipped with a packaged-unit heating, ventilation and air conditioning system sufficient for Tenant's anticipated occupancy requirements. The system will be designed to maintain a space temperature between 70'-78'degrees F on a year-round basis, based on a maximum average occupancy of one (1) person for each 150 square feet of usable area (very important to tenant who uses cubicles). The requirements for ventilation shall comply with present ASHRAE (American Society of Heating, Refrigeration and Air-Conditioning Engineers) standard 62-1989 as a minimum requirement. Tenant shall be furnished with a price per ton for package unit if additional air conditioning is required. All distribution and controls of HVAC, within tenant space, shall be subject to Tenant Improvement allowance.

7. Telephone service, as provided by the local utility, will be brought to Tenant's or Building's main telephone room.

8. Common corridor walls and walls between tenant suites will be provided with the side finished only to the common areas.

9. All roadways necessary for Tenant's access to and egress from the Building will be completed, along with parking, landscaping and sprinklers for irrigation.

10. HVAC system will consist of 3 each 60 ton roof top units connected to VAV (variable air volume) terminal units. Each VAV unit is controlled by its own thermostat which is connected to a central computer terminal allowing one area, to be heated while another area is being cooled.

                                  EXHIBIT C
                    TENANT IMPROVEMENTS CONSTRUCTION WITH
                         TENANT IMPROVEMENT ALLOWANCE

     This Exhibit is part of the Lease relating to certain premises ("Premises") which are more particularly described in the Lease.

1.   PLANS AND SPECIFICATIONS

     A. Working Drawings. Within three (3) days after any request by Landlord, Tenant shall furnish the additional information requested by Landlord for the preparation by Landlord's architect, engineer or space planner of working drawings and specifications. If Tenant fails to furnish the information within the three (3) day period, Tenant's failure shall be deemed a Tenant
Delay pursuant to Section 7 of this Agreement. Within three (3) working days after working drawings and specifications which have been prepared by Landlord's architect, engineer or space planner are submitted to Tenant, Tenant shall reasonably approve or disapprove the working drawings and specifications. The working drawings and specifications shall be deemed approved if Tenant fails to disapprove them within the three (3) business day periods.

     If Tenant disapproves the working drawings and specifications, Tenant shall have three (3) business days after the date of disapproval to provide sufficient information to Landlord's architect, engineer or space planner so that revised working drawing and specifications may be prepared. If Tenant fails to submit the required information to revise the plans within the three
(3) business day period or if the working drawings and specifications, as revised, are not approved by Tenant within three (3) business days after submission to Tenant, Tenant's failure shall be deemed a Tenant Delay pursuant to Section 7 of this Agreement.

     The working drawings and specifications which have been approved by Landlord and Tenant hereinafter are referred to as the "Approved Working Drawings".

     B. Tenant's Approval. Whenever Tenant's approval is required pursuant to the terms of this Agreement, the approval shall not be unreasonably withheld or delayed. Tenant's approvals or disapprovals shall be in writing.

     C. Termination. If this Agreement and the Lease are terminated by Landlord based upon Tenant's breach thereof or Tenant for any reason other than Landlord's breach thereof, the parties' rights and obligations hereunder shall be discharged; provided, however, that Tenant shall pay Landlord, within ten
(10) days after the date of Tenant's receipt of a statement for the same, the costs incurred by Landlord through the date of termination in connection with the preparation of any plans, drawings and specification and all costs incurred by Landlord in applying for any governmental approvals, including a building permit, required for construction of the Tenant Improvements or any construction costs associated with Tenant Improvements and any and all improvements become the property of the Landlord.

2.   CONSTRUCTION OF TENANT IMPROVEMENTS.

     A. Construction to Landlord. Landlord shall cause construction of the Tenant Improvements according to the Approved Working Drawings to be completed in a good and workmanlike manner provided that Landlord shall not be required to expend funds in excess of the Base Allowance of $20.00 per Useable square foot.

     B. Tenant Improvements Cost. The Tenant Improvement cost ("Tenant Improvement Cost") to be paid by Landlord shall include, but not be limited to:

          (i) All costs of preliminary and final architectural and engineering plans, drawings and specifications for the Tenant Improvements, and engineering costs;

          (ii) All costs of obtaining building permits and other necessary authorizations from the applicable governmental authority (e.g., the City in which the Building is located);

          (iii) All costs of interior design and finish schedule plans, drawings and specifications including as-built plans, drawings;

          (iv) All direct and indirect costs of procuring and installing Tenant Improvements in the Premises, including the contractor's fee for overhead and profit, the cost of all of contractor's on-site supervisory and administrative staff, office, equipment and temporary services provided in connection with construction of the Tenant Improvements to the extent set forth in the construction contract ("Contract") that is entered into between Landlord and the Contractor (hereinafter defined);

          (v) All fees payable to Landlord's architect, engineer or space planner if they are required to redesign any portion of the Tenant Improvements following Tenant's approval of the preliminary or working drawings;

          (vi)   Sewer connection fee, if any;

          (vii) The fee charged by any construction cost consultant employed in connection with the Tenant Improvement; a construction management fee equal to 5% of the entire cost of the Tenant Improvement will be assessed as part of the Allowance.

3.   EXCESS TENANT IMPROVEMENT COST.

     If the Tenant Improvement Cost exceed the Base Allowance and are between $20.01 and $25.00 per Useable square foot, Tenant shall be charged only the actual cost incurred by Landlord on the excess portion of the costs. Any costs in excess of $25.00 per Useable square foot are subject to a charge for construction management and/or profit not to exceed 10%.
Excess Tenant Improvements Costs shall be paid by Tenant to Landlord, in cash, within ten (10) days after receipt of a statement from Landlord. Landlord reserves the right to invoice Tenant in advance for excess Tenant Improvement Costs after Contract has been awarded to tenant improvement contractor and prior to commencement of Tenant Improvements,

4.   CHANGE REQUESTS.

     A. No change to the Approved Working Drawings requested by Tenant shall be made without Landlord's prior approval, which approval shall not be unreasonably withheld; provided, however, that no change request shall affect the Landlord and Tenant prior to the change being made. Tenant shall not instruct or direct Contractor's workmen, subcontractor's, material suppliers or others performing the Tenant Improvements construction. Tenant shall direct all inquiries and requests relating to the construction work to Landlord of Landlord's designated agent. Tenant shall be responsible for any added costs or delay resulting from Tenant's actions which are contrary to this Section.

     B. Tenant shall pay Landlord, in cash, within ten (10) days after receipt of an itemized written bill from Landlord, any additional costs for changes requested by Tenant, including, without limitation, architectural fees and increases in construction costs caused by the delay. A change request shall constitute an agreement by Tenant to any reasonable delay in substantial completion caused by reviewing, processing and implementing the change; and the Lease, at Landlord's option, shall commence on the date it would have otherwise commenced but for any such delays.

     C. As soon as reasonably possible after receipt of a written change request from Tenant, Landlord shall notify Tenant of Landlord's approval or disapproval of the request, and, if the request is approved, of an estimated increase or decrease in costs and an estimate of the effect the change shall have on the projected date for substantial completion of the Tenant Improvements.

     D. Landlord shall have the authority, without the consent of Tenant,to order minor changes in the Tenant Improvements not involving an increase in cost to Tenant or a delay in the Actual Commencement Date and not inconsistent with the intent of the Approved Working Drawings.

5.   COOPERATION.

     Landlord and Tenant shall cooperate and diligently assist the architect, engineer or space planner in completing the Approved Working Drawings and specifications, and the Contractor in completing construction of the Tenant Improvements.

6.   CONDITION OF TENANT IMPROVEMENTS.

     Within seven (7) days after the Actual Commencement Date, Tenant shall "walk-through" the Premises with Landlord and they shall complete a punch-list of items needing additional work by Landlord. Other than the items specified in the punch list, by taking possession of the Premises,

Tenant shall be deemed to have accepted the Premises and the Building in good, clean and completed condition and repair, subject to all applicable laws, codes and ordinances. The punch list shall not include any damage to the Premises or the Building caused by Tenant's move-in, which damage shall be promptly repaired or corrected by Tenant at its sole expense. If Tenant fails to complete a punch list with Landlord's cooperation within the seven (7) day period specified above, it shall be deemed that there are not items needing additional work or repair. Landlord shall complete all reasonable punch list items within thirty (30) days after the walk-through inspection or as soon as practicable thereafter and upon notification of completion of the punch list items, Tenant shall approve or state its reasons for disapproval of the completed items in writing to Landlord within seven (7) days of such items shall be deemed approved by Tenant.

7.   TENANT DELAYS.

     If the Actual Commencement Date of the Lease has not occurred on or before the Projected Commencement Date specified in the Basic Lease Information, and if the cause of the delay in the occurrence of the Commencement Date is attributable to Tenant, the Actual Commencement Date shall be the date the Actual Commencement Date otherwise would have occurred but for the Tenant Delays. Delays attributable to Tenant ("Tenant Delays") shall include those caused by:

     a. Tenant's request for special materials, finishes or installations which are not readily available;

     b. Tenant's failure to reasonably approve plans and working drawings in accordance with this Agreement;

     c. Tenant's failure to reasonably approve plans and working drawings in accordance with this Agreement;

     d. Tenant's change requests pursuant to this Agreement that result in delays;

     e. Tenant's failure to approve cost estimates if any approvals are required pursuant to this Agreement.

     f. Interference with Landlord's work caused by Tenant or Tenant's agents; and

     g.   Tenant's failure to pay any amounts due hereunder.

                                  EXHIBIT D

                            RULES AND REGULATIONS


     The rules and regulations set forth in this Exhibit "D" shall be and hereby are made a part of the Lease (the "Lease") to which they are attached. Whenever the term "Tenant" is used in these rules and regulations, it shall be deemed to include Tenant, its employees or agents and any other persons permitted by Tenant to occupy or enter the Premises. The following rules and regulations may from time to time be modified by Landlord.

     1. Obstruction. The sidewalks, entries, passages, corridors, halls, lobbies, stairways, elevators and other common facilities of the Building shall be controlled by Landlord and shall not be obstructed by Tenant or used for any purpose other than ingress or egress to and from the Premises, Tenant shall not place any item in any of such locations, whether or not any such item constitutes an obstruction. Landlord may remove any such item without notice to Tenant and at the expense of Tenant.

     2. Ordinary Business Hours. Whenever used in these regulations, the ordinary business hours of the Building shall be from 7:00 a.m. to 6:00 p.m., Monday through Friday and Saturday from 8:00 a.m. to 12:00 noon only excluding legal holidays (both state and national), irrespective of Landlord's obligations to provide heat and airs conditioning pursuant to subsection 5.1(c) of the Lease. All persons entering or leaving the Building between the hours of 6:00 p.m. and 8:00 a.m., Monday through Friday, before 8:00 a.m. or after 12:00 noon on Saturday, or at any time on Sundays or Holidays, may be required to do so under such regulations as Landlord may impose.

     3. Deliveries. Tenant shall insure that all deliveries of supplies to the Premises shall be made only through such access as may be designated by Landlord for deliveries and only during the ordinary business hours of the Building. If any person delivering supplies to Tenant damages any part of the Building, Tenant shall pay to Landlord upon demand the amount required to repair such damage.

     4. Moving. Furniture and equipment shall be moved in or out of the Building only through such access as may be designated by Landlord for deliveries and then only during such hours and in such manner as may be prescribed by Landlord. If Tenant's movers damage any part of the Building, Tenant shall pay to Landlord upon demand the amount required to repair such damage.

     5. Heavy Articles. No safe or article, the weight of which may, in the opinion of Landlord, constitute a hazard of damage to the Building or its equipment, shall be moved in the Premises. Safes and other heavy equipment, the weight of which will not constitute a hazard or damage the Building or its equipment shall be moved into from or about the Building only during such hours and in such manner as shall be prescribed by Landlord in its sole and absolute discretion and Landlord shall have the right to designate the location of such articles.



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     6.   Nuisance.  Tenant shall not do or permit anything to be done in the
Premises, or bring or keep anything therein which would in any way constitute a nuisance or waste, or obstruct or interfere with the rights of other tenants of the Building, or in any way inure or annoy them, or conflict with the laws relating to fire, or with any regulation of the fire department, or with any insurance policy upon the Building or any part thereof, or conflict with any of the rules or ordinances of the Department of Health to the County and City in which the Building is located.

     7. Building Security. Landlord may require identification of persons entering and leaving the Building during the period outside of the ordinary business hours of the Building and, for the purpose, may issue building passes to Tenants of the Building.

     8. Pass Key. The janitor of the Building may at all times keep a pass key to the Premises and he and other agents of Landlord shall at all times be allowed admittance to the Premises.

     9. Locks and Keys for Premises. No additional lock or locks shall be placed by Tenant on any door in the Building and no existing lock shall be changed unless written consent of Landlord shall first have been obtained. A reasonable number of keys to the Premises and to the toilet rooms, if locked by Landlord, will be furnished by Landlord, and Tenant shall not have any duplicate key made. At the termination of this tenancy, Tenant shall promptly return to Landlord all keys for any locks, safes, cabinets and vaults remaining in the Premises.

     10. Use of Water Fixtures. Water closets and other water fixtures shall not be used for any purpose other than for which the same are intended, and any damage resulting to the same from use on the part of Tenant shall be paid for by Tenant. No persons shall waste water by tying back or wedging the faucets or in any other manner. Upon leaving the Premises, Tenant shall shut off all water faucets and major electrical apparatus located within the Premises.

     11. No Animals; Excessive Noise. No animals shall be allowed in the offices, halls or corridors in the Building. No persons shall be allowed in the offices, halls or corridors in the Building. No persons shall disturb the occupants of this building or adjoining building or space by making excessive noises, causing disturbances or vibrations, any of which may be reasonable offensive to the occupants of the Building or adjoining Buildings or space.

     12. Bicycles. Bicycles or other vehicles shall not be permitted anywhere inside or on the sidewalks outside of the Building, except in those areas designated by Landlord for bicycle parking.

     13. Trash. Tenant shall not allow anything to be placed on the outside of the Building, nor shall anything be thrown by Tenant out of the windows or doors, or down the corridors or ventilating ducts or shafts of the Building.
All trash shall be placed in receptacles provided by Landlord for the Building or Tenant for the Premises.

     14. Windows. No window shades, blinds, screens, or draperies will be attached or detached by Tenant and no awnings shall be placed over the windows without Landlord's prior written consent.



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     15.  Hazardous Operations and Items.  Tenant shall not install or operate any steam or gas engine or boiler, or carry on any mechanical business in the Premises without Landlord's prior written consent, which consent may be withheld in Landlord's absolute discretion. The use of oil, gas or inflammable liquids for heating, lighting, or any other purpose is expressly prohibited. Explosives or other articles deemed extra hazardous shall not be brought into the Building.

     16. Hours for Repairs, Maintenance and Alteration. Any repairs, maintenance and alterations required or permitted to be done by Tenant under the Lease shall be done only during the weekday ordinary business hours of the Building unless Landlord shall have first consented in writing to such work being done outside of such times. If Tenant desires to have such work done by Landlord's employees on Saturdays, Sundays, holidays or weekdays outside of ordinary business hours, Tenant shall pay the extra cost for such labor.

     17. No Defacing of Premises. Except as permitted by Landlord by prior written consent, Tenant shall not mark upon, paint signs upon, cut drill into, drive nails or screws into, or in any way deface the walls, ceilings, partitions, or floors of the Premises or of the Building, and any defacement, damage or injury directly or indirectly caused by Tenant shall be paid for by Tenant. Pictures of diplomas shall be hung on tacks or small nails. Tenant shall not use adhesive hooks for such purposes.

     18. Solicitation: Food and Beverages. Landlord reserves the right to restrict, control or prohibit canvassing, soliciting and peddling within the Building. Tenant shall not grant any concessions, licenses or permission for the sale or taking of orders for food or services or merchandise in the Premises, nor install or permit the installation or use of any machine or equipment for dispensing goods or foods or beverages in the building, nor permit the preparation, serving, distribution or delivery of food or beverages in the Premises without the prior written approval of Landlord and only in compliance with procedures prescribed by Landlord. Only persons approved by Landlord shall be permitted to serve, distribute or deliver food and beverages within the Building, or to use the public areas of the Building for that purpose.

     19. Captions. The caption for each of these rules and regulations is provided as a matter of convenience only and shall be considered of no effect in the construction of any provision or interpretation of these rules and regulations.

     20. Parking. Parking shall be only during Tenant's standard hours of operation.



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